May 1, 2012

CERTAIN FUNDS INTHE DREYFUS FAMILY OF FUNDS

Supplement to Current Prospectus

Effective May 29, 2012, please use the following address:

Dreyfus Shareholder Services	If your account is opened directly with Dreyfus,
P.O. Box 9879	to open the account, purchase additional shares,
Providence, Rhode Island 02940-8079	or sell shares by mail

Dreyfus Institutional Department	If your account is opened through a third party
P.O. Box 9882	(other than an insurance company separate
Providence, Rhode Island 02940-8082	account), to open the account, purchase
additional shares, or sell shares by mail

Effective May 29, 2012, the following supersedes any contrary information contained in the Prospectus:

There is a $100,000 per day limit on redemption requests made on-line through dreyfus.com or through the Dreyfus Express® automated account access system. Requests that redemption proceeds be sent by wire or by Dreyfus TeleTransfer made by calling Dreyfus and speaking with a representative are not subject to a per day limit.

Holders of jointly registered fund or bank accounts redeeming by wire or through Dreyfus TeleTransfer are no longer subject to a $500,000 limit during any 30-day period.

If you have the Checkwriting Privilege on your account, you may write redemption checks against your account in the amount of $500 or more.

In general, the minimum subsequent investment is $100. The minimum subsequent investment through Dreyfus TeleTransfer is also $100. All other subsequent investment minimums that are in effect are described in the section of the Prospectus entitled “Services for Fund Investors.”

DRY-POSTK-0512